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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 28, 1997



                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)



        NEW JERSEY                      0-27686                   22-3409845
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



        250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY            07075
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         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (201) 939-3400

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ITEM 5. OTHER.

     The Registrant issued a press release on April 28, 1997 announcing its first fiscal quarter 1997 earnings.


ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                            Description
         -----------                            -----------
             99                       Press Release dated April 28, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           1ST BERGEN BANCORP
                                             (Registrant)


Dated:  May 5, 1997                              By: /s/ ALBERT E. GOSSWEILER
                                                     ---------------------------
                                                     Albert E. Gossweiler,
                                                     Executive Vice President
                                                     and Chief Financial
                                                     Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                       Description                           Page No.
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   99                 Press Release dated April 28, 1997.                  5